Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
20. Subsequent Events
{a} Investment in VisionChina Media Inc. (“VisionChina Media”)
     On January 13, 2011, the Company purchased 15,331,305, or approximately 15%, of the outstanding shares of VisionChina Media Inc. (“VisionChina Media”) (Nasdaq: VISN), one of China’s largest out-of-home digital television advertising networks on mass transportation systems. at a price of US$3.979 per share, equivalent to US$3.979 per ADS, for total consideration of approximately US$61.0 million.
     JJ Media and Front Lead Investments Limited (“Front Lead”), an entity beneficially owned by Limin Li, the chief executive officer and largest shareholder of VisionChina Media (together the “Investors”) each also acquired 1,022,087 newly issued common shares of VisionChina Media at the price of US$3.979 per share, equivalent to US$3.979 per ADS, each for a consideration of approximately US$4.0 million.
     The Company accounts for the investment in VisionChina Media using equity method.
{b} Partial disposal of equity interest in Shanghai Hua Guang Chuanzhi OOH Ltd (“OOH”)
     On March 7, 2011, the Company entered into agreements to dispose of 30% equity interest in OOH, the Company’s outdoor billboard subsidiary, to GBL III Limited, an entity controlled by Goldman Sachs, and 19% equity interest to entities controlled by certain employees, directors and management members of the Company, for considerations of $21 million and $13.3 million, respectively. Upon the completion of the transactions, the Company will hold a 51% indirect equity interest in OOH.